Exhibit 99.11

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pomeroy Computer Resources, Inc. (the "Company") on Form 10-Q for the period ending July 5, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ David B. Pomeroy III

David B. Pomeroy III
Chief Executive Officer
August 13, 2002



/s/ Michael E. Rohrkemper

Michael Rohrkemper
Chief Financial Officer
August 13, 2002


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